Exhibit 99.2

First Quarter 2010 Results Information Package May 6, 2010

Safe Harbor Statement

Certain statements contained in this presentation regarding Dex One Corporation's (the "Company") future operating results, performance, business plans, prospects, guidance and any other statements not constituting historical fact are "forward-looking statements" subject to the safe harbor created by the Private Securities Litigation Reform Act of 1995. Where possible, the words "believe," "expect," "anticipate," "intend," "should," "will," "would," "planned," "estimated," "potential," "goal," "outlook," "may," "predicts," "could," or the negative of such terms, or other comparable expressions, as they relate to Dex One Corporation or its management, have been used to identify such forward-looking statements. All forward-looking statements reflect only Dex One Corporation's current beliefs and assumptions with respect to future business plans, prospects, decisions and results, and are based on information currently available to Dex One Corporation. Accordingly, the statements are subject to significant risks, uncertainties and contingencies, which could cause Dex One Corporation's actual operating results, performance or business plans or prospects to differ materially from those expressed in, or implied by, these statements.

Factors that could cause actual results to differ materially from current expectations include risks and other factors described in Dex One Corporation's publicly available reports filed with the SEC, which contain a discussion of various factors that may affect Dex One Corporation's business or financial results. Such risks and other factors, which in some instances are beyond Dex One Corporation's control, include: changes in directory advertising spend and consumer usage; competition and other economic conditions; our ability to generate sufficient cash to service our debt; our ability to comply with the financial covenants contained in our debt agreements and the potential impact to operations and liquidity as a result of restrictive covenants in such debt agreements; our ability to refinance or restructure our debt on reasonable terms and conditions as might be necessary from time to time; increasing LIBOR rates; regulatory and judicial rulings; changes in the Company's and the Company's subsidiaries credit ratings; changes in accounting standards; adverse results from litigation, governmental investigations or tax related proceedings or audits; the effect of labor strikes, lock-outs and negotiations; successful realization of the expected benefits of acquisitions, divestitures and joint ventures; the continued enforceability of the commercial agreements with Qwest, CenturyLink and AT&T; our reliance on third-party vendors for various services; and other events beyond our control that may result in unexpected adverse operating results. Dex One Corporation is not responsible for updating the information contained in this presentation beyond the published date, or for changes made to this document by wire services or Internet service providers. This presentation is being furnished to the SEC through a Form 8-K. The Company's Quarterly Report on Form 10-Q for the period ended March 31, 2010 to be filed with the SEC may contain updates to the information included in this presentation.

We reference non-GAAP financial measures in this presentation. Please see the appendix for a reconciliation of non-GAAP measures to the most comparable GAAP measures.

1

2 Who We Are Marketing partner for local businesses Support approximately 500,000 businesses in 400 markets across the U.S. Employ highly-skilled, locally-based marketing consultants who provide trusted advice Our local search solutions help businesses get found and chosen by consumers Strong brand, rich content, leading market share and growing online network

Dex One Key Business Drivers


Trusted marketing advisor to half million local businesses
Provide personalized service and advice
Deliver more consumers than other media in our markets
Drive sustainable cash flow
Leader in monetizing local search activity
Dex Advantage: integrated marketing solution
Extend clients' reach through online network

- Local businesses need help developing high impact, integrated marketing campaigns
- Marketing consultants provide simple, effective and affordable marketing solutions and services
- Diversified revenue and product base
- Generate strong EBITDA and free cash flow

3

Yellow Pages Help Local Businesses Grow

Usage

billions of annual references



16.9
4.6
12.3 (1)
16.9
4.9
12.0 (1)
2008
2009
Internet Yellow Pages
Print Yellow Pages

1) Figures are not comparable due to methodology changes implemented at the beginning of 2009.

Reach



85%
68%
61%
60%
56%
31%
PYP / IYP (net)
PWP
Newspaper
Search Engine
Flyer / Coupon
Magazine

Source: Local Media Tracking Study conducted by Burke and released by the Yellow Pages Association, 2010

4

Yellow Pages Help Local Businesses Grow (cont'd)

Reliability


Is the source I trust the most for finding local business information
50%
17%
33%
Is the most accurate source for finding local business information
49%
19%
32%
Is the source I go to first for finding local business information
49%
16%
36%
Search Engines
IYP
PYP

Ready to Buy


Made a Purchase
Intend to Make a Purchase
Print Yellow Pages
39%
39%
78%
Internet Yellow Pages
36%
44%
80%
Internet Yellow Pages
Print Yellow Pages
Contacted or visited
68%
62%

Source: Local Media Tracking Study conducted by Burke and released by the Yellow Pages Association, 2010

6

Year-Over-Year Change in Advertising Sales[1,2]



0%
-5%
-10%
-15%
-20%
-25%
-16.8%
-22.6%
-20.6%
-21.9%
-18.9%
1Q09
2Q09
3Q09
4Q09
1Q10
2Q10E
3Q10E
4Q10E
Outlook for YoY Change in Ad Sales
YoY Change in Ad Sales

- Generated QoQ improvement in ad sales trends (+3 points)
- Expect improving sequential trends throughout 2010
- On track to achieve annual guidance range of -12% to -15%

1) Advertising sales is a statistical measure and consists of sales of advertising in print directories distributed during the period and Internet-based products and services with respect to which such advertising first appeared publicly during the period. It is important to distinguish advertising sales from net revenue, which is recognized under the deferral and amortization method

2) The majority of ad sales published in a given quarter are sold during campaigns that occurred during the two prior quarters

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Advertising Sales Indices[1]


83%
3%
12%
68%
78%
3%
11%
64%
81%
4%
10%
68%
New
Increase
Renewal
1Q09
4Q09
1Q10

- QoQ improvement largely driven by higher client retention
- YoY decline largely due to diminished ability for clients to increase spending levels during downturn

Renewal = the aggregate marketing dollars spent by returning clients up to the levels in the previous year as a percent of total ad sales in the prior year. Measures returning clients' willingness to maintain their existing marketing programs

Increase = the aggregate marketing dollars spent by returning clients above the levels in the previous year as a percent of total ad sales in the prior year. Measures the ability to convince clients to either increase their marketing budget or increase Dex One's share of their existing marketing budget

New = the aggregate marketing dollars spent by clients who did not purchase marketing solutions or services from Dex One in the previous year as a percent of total ad sales in the prior year

Total = numbers greater than 100 indicate year over year ad sales growth and numbers less than 100 indicate year over year ad sales declines

1) The majority of ad sales published in a given quarter are sold during campaigns that occurred during the two prior quarters

7

Revenue[1], Adjusted EBITDA[1] And Adjusted Expenses

dex one



$ millions
$602
$320
53%
$282
$501
$273
55%
$228
$469
$231
49%
$238
1Q09
4Q09(2)
1Q10(1)
Adjusted Expenses
Adjusted EBITDA

- 1Q10 combined adjusted revenue is primarily impacted by 2009 ad sales
- Significant cost reductions ($45mm YoY and $30mm QoQ[2]) in part due to lower bad debt, ongoing cost management and timing
- 1Q10 combined adjusted revenue[1] and combined adjusted EBITDA[1] are in-line with 2010 guidance

Please see the appendix for reconciliations of non-GAAP financial measures to the most comparable GAAP measures

1) 1Q10 figures represent combined adjusted revenue, expenses and EBITDA that include the full quarter and exclude the impact of certain items such as fresh start accounting and reorganization expense

2) 4Q09 figures include the impact of a one-time gain realized in connection with the phased elimination of retiree medical benefits. Excluding this benefit, adjusted EBITDA and adjusted EBITDA margin would have been $234 million and 47%, respectively

8

9 Bad Debt As A Percentage Of Net Revenue(1)Stabilizing local business conditions, though still weak, have helped to improve bad debt percentageLower bad debt helps cash collection and renewal6.3%7.6%6.2%4.6%6.6%0%3%6%9%1Q092Q093Q094Q091Q10Please see the appendix for reconciliations of non-GAAP financial measures to the most comparable GAAP measures1)1Q10 percentage based on combined adjusted net revenue that includes the full quarter and excludes the impact of certain items such as fresh start accounting and reorganization(1)

10 Adjusted Free Cash Flow(1)Please see the appendix for reconciliations of non-GAAP financial measures to the most comparable GAAP measures1)1Q10 figure represents combined adjusted free cash flow that includes the full quarter and excludes the impact of certain items such as fresh start accounting and reorganization$66$112$1811Q094Q091Q10$ millionsYoY comparison is impacted by capital structure differences QoQ increase is lower primarily due to less cash interest and timing factors1Q10 combined(1)adjusted free cash flow is in line with 2010 guidance(1)

Affirming Full Year 2010 Guidance

- Year over year decline in ad sales: between 12% and 15%
- Combined adjusted net revenue: $1.8 billion
- Combined adjusted EBITDA: $750 million
- Combined adjusted free cash flow: $450 million

Please see the appendix for reconciliations of non-GAAP financial measures to the most comparable GAAP measures. 2010 revenue, EBITDA and free cash flow represent combined adjusted figures that exclude certain items, including items impacted by Fresh Start accounting and reorganization, and include full year results. 2010 guidance originally issued on March 4, 2010

11

12 Dex One Advertising12Click HereTo WatchCommercials

13 Appendix

14 GAAP Reconciliation –1Q10 Combined Adjusted Revenue$ millionsSuccessor CompanyPredecessor CompanyCombined AdjustedPredecessor CompanyTwo Months EndedOne Month EndedFresh Start Three Months EndedThree Months Ended March 31, 2010January 31, 2010Adjustments (2)March 31, 2010 (2)March 31, 2009Net revenue (1)53.1$ 160.4$ 255.1$ 468.6$ 602.0$ Expenses 109.1 76.1 55.0 240.2 295.6 Depreciation and amortization 39.4 20.2 - 59.6 142.8 Operating income (loss)(95.4)$ 64.1$ 200.1$ 168.8$ 163.6$ Note: These schedules are preliminary and subject to change pending the Company's filing of its Form 10-Q. Please see accompanying endnotes

15 GAAP Reconciliation –1Q10 Combined Adjusted EBITDA and 1Q09 Adjusted EBITDA$ millionsSuccessor CompanyTwo Months EndedReconciliation of operating income (loss) - GAAP to EBITDA, Adjusted EBITDA and Combined Adjusted EBITDA (3)March 31, 2010Successor Company Operating loss - GAAP(95.4)$ Plus depreciation and amortization39.4 EBITDA(56.0)$ Plus: Net revenue from advertising sales fulfilled prior to February 1, 2010, which would have been recognized during the two months ended March 31, 2010 absent our adoption of fresh start accounting required under GAAP. (2)255.1 Plus: Cost-uplift on unpublished sales contracts as of February 1, 2010. (2)1.8 Less: Certain deferred expenses for advertising sales fulfilled prior to February 1, 2010, which would have been recognized during the two months ended March 31, 2010 absent our adoption of fresh start accounting required under GAAP. (2)(56.8) Plus: Stock-based compensation expense and long-term incentive program1.5 Adjusted EBITDA - Successor Company145.6$ One Month EndedThree Months EndedPredecessor CompanyJanuary 31, 2010March 31, 2009Operating income - GAAP64.1$ 163.6$ Plus depreciation and amortization20.2 142.8 EBITDA84.3$ 306.4$ Stock-based compensation expense and long-term incentive program1.1 4.0 Restricted stock unit expense related to the Business.com acquisition (three months ended March 31, 2009 only)- 0.2 Restructuring costs (three months ended March 31, 2009 only)- 9.1 Adjusted EBITDA - Predecessor Company85.4$ 319.7$ Three Months EndedCombined Adjusted EBITDA March 31, 2010Adjusted Predecessor CompanyNote: These schedules are preliminary and subject to change pending the Company's filing of its Form 10-Q. Please see accompanying endnotes

16 GAAP Reconciliation –1Q10 Combined Adjusted EBITDA and 1Q09 Adjusted EBITDA(cont’d)$ millionsPlus: Net revenue from advertising sales fulfilled prior to February 1, 2010, which would have been recognized during the two months ended March 31, 2010 absent our adoption of fresh start accounting required under GAAP. (2)255.1 Plus: Cost-uplift on unpublished sales contracts as of February 1, 2010. (2)1.8 Less: Certain deferred expenses for advertising sales fulfilled prior to February 1, 2010, which would have been recognized during the two months ended March 31, 2010 absent our adoption of fresh start accounting required under GAAP. (2)(56.8) Plus: Stock-based compensation expense and long-term incentive program1.5 Adjusted EBITDA - Successor Company145.6$ One Month EndedThree Months EndedPredecessor CompanyJanuary 31, 2010March 31, 2009Operating income - GAAP64.1$ 163.6$ Plus depreciation and amortization20.2 142.8 EBITDA84.3$ 306.4$ Stock-based compensation expense and long-term incentive program1.1 4.0 Restricted stock unit expense related to the Business.com acquisition (three months ended March 31, 2009 only)- 0.2 Restructuring costs (three months ended March 31, 2009 only)- 9.1 Adjusted EBITDA - Predecessor Company85.4$ 319.7$ Three Months EndedCombined Adjusted EBITDA March 31, 2010Adjusted EBITDA - Successor Company145.6$ Adjusted EBITDA - Predecessor Company85.4 Combined adjusted EBITDA231.0$ Predecessor CompanyNote: These schedules are preliminary and subject to change pending the Company's filing of its Form 10-Q. Please see accompanying

17 GAAP Reconciliation –4Q09 Adjusted EBITDA$ millionsThree Months EndedDecember 31, 2009Reconciliation of net loss - GAAP to EBITDA and Adjusted EBITDA (4) Net loss - GAAP(6,000.5)$ Less tax benefit (1,303.6) Plus interest expense, net65.7 Plus depreciation and amortization151.5 EBITDA(7,086.9)$ Impairment charges (5)7,337.4 Stock-based compensation expense and long-term incentive program4.0 Restructuring costs1.7 Reorganization items, net (6)16.9 Adjusted EBITDA273.1$ Note: These schedules are preliminary and subject to change pending the Company's filing of its Form 10-Q. Please see

GAAP Reconciliation – 1Q10 Combined Adjusted FCF and 1Q09 Adjusted FCF

$ millions

Reconciliation of cash flow from operations - GAAP to adjusted free cash flow and combined adjusted free cash flow	Successor Company Two Months Ended March 31, 2010	
Successor Company		
Cash flow from operations - GAAP	$ 105.3	
Add: Cash reorganization payments	8.8	
Adjusted cash flow from operations	114.1	
Less: Additions to fixed assets and computer software - GAAP	6.4	
Adjusted free cash flow - Successor Company	$ 107.7	
	Predecessor Company	
Predecessor Company	**One Month Ended January 31, 2010**	**Three Months Ended March 31, 2009**
Cash flow from operations - GAAP	$ 71.7	$ 56.1
Add: Cash reorganization payments	3.5	-
Add: Cash restructuring payments (three months ended March 31, 2009 only)	-	13.9
Add: Cash restricted stock unit payments related to the Business.com acquisition (three months ended March 31, 2009 only)	-	0.2
Adjusted cash flow from operations	75.2	70.2
Less: Additions to fixed assets and computer software - GAAP	1.8	3.9
Adjusted free cash flow - Predecessor Company	$ 73.4	$ 66.3
Combined Adjusted Free Cash Flow	**Three Months Ended March 31, 2010**	
Adjusted free cash flow - Successor Company	$ 107.7	
Adjusted free cash flow - Predecessor Company	73.4	
Combined adjusted free cash flow	$ 181.1	

Note: These schedules are preliminary and subject to change pending the Company's filing of its Form 10-Q. Please see accompanying endnotes

18

19 GAAP Reconciliation –4Q09 Adjusted FCF$ millionsThree Months Ended December 31,2009Reconciliation of cash flow from operations - GAAP to adjusted free cash flow Cash flow from operations - GAAP107.2$ Add: Cash reorganization payments18.8 Add: Cash restructuring payments1.5 Adjusted cash flow from operations127.5 Less: Additions to fixed assets and computer software - GAAP15.2 Adjusted free cash flow112.3$ Note: These schedules are preliminary and subject to change pending the Company's filing of its Form 10-Q. Please

GAAP Reconciliation – 2010 Outlook

$ billions

		Full Year 2010 Outlook
Reconciliation of combined adjusted net revenue outlook to net revenue - GAAP outlook		
Combined adjusted net revenue outlook	$	1.8
Less: Fresh start accounting revenue adjustments		(0.9)
Net revenue - GAAP outlook	$	0.9

		Full Year 2010 Outlook
Reconciliation of combined adjusted EBITDA outlook to operating income - GAAP outlook		
Combined adjusted EBITDA outlook	$	0.75
Less: combined depreciation and amortization		(0.16)
Combined adjusted operating income outlook		0.59
Less: Net revenue from advertising sales fulfilled prior to February 1, 2010, which would have been recognized during the period absent our adoption of fresh start accounting required under GAAP.		(0.79)
Plus: Certain deferred expenses from advertising sales fulfilled prior to February 1, 2010, which would have been recognized during the period absent our adoption of fresh start accounting required under GAAP, net of deferred cost uplift on unpublished sales contracts as of February 1, 2010.		0.17
Less: Stock-based compensation expense and long-term incentive program		(0.01)
Less: Predecessor Company operating income impact for the month of January 2010		(0.06)
Operating income (loss) - GAAP outlook	$	(0.10)

		Full Year 2010 Outlook
Reconciliation of combined adjusted free cash flow outlook to free cash flow outlook and cash flow from operations outlook - GAAP		
Combined adjusted free cash flow outlook	$	0.45
Less: Predecessor Company free cash flow for the month of January 2010		(0.07)
Less: Cash reorganization payments		(0.03)
Free cash flow outlook		0.35
Plus: Additions to fixed assets and computer software		0.05
Cash flow from operations outlook - GAAP	$	0.40

Note: These schedules are preliminary and subject to change pending the Company's filing of its Form 10-Q. Please see accompanying endnotes

20

Endnotes

1) Our advertising revenues are earned primarily from the sale of advertising in yellow pages directories that we publish. Revenue from the sale of such advertising is deferred when a directory is published, net of estimated sales claims, and recognized ratably over the life of a directory, which is typically 12 months. Advertising revenues also include revenues for Internet-based advertising products, including our proprietary local search site, DexKnows.com and DexNet. Revenues with respect to our Internet-based advertising products that are sold with print advertising are initially deferred until the service is delivered or fulfilled and recognized ratably over the life of the contract. Revenues with respect to Internet-based services that are not sold with print advertising are recognized as delivered or fulfilled.
2) As required upon emergence from bankruptcy, the Company adopted fresh start accounting and reporting effective February 1, 2010, the Fresh Start Reporting Date. The financial statements as of the Fresh Start Reporting Date will report the results of Dex One with no beginning retained earnings or accumulated deficit. Any presentation of Dex One represents the financial position and results of operations of a new reporting entity and is not comparable to prior periods presented by the Predecessor Company. The financial statements for periods ended prior to the Fresh Start Reporting Date do not include the effect of any changes in our capital structure or changes in the fair value of assets and liabilities as a result of fresh start accounting.

   As a result of the deferral and amortization method of revenue recognition, recognized advertising revenues reflect the amortization of advertising sales consummated in prior periods as well as in the current period. The adoption of fresh start accounting has a significant impact on the financial position and results of operations of the Company subsequent to the Fresh Start Reporting Date. Fresh start accounting precludes us from recognizing deferred revenue of $255.1 million and certain deferred expenses of $56.8 million during the two months ended March 31, 2010 associated with directories that published prior to the Fresh Start Reporting Date. Thus, our reported results for the two months ended March 31, 2010 are not indicative of our underlying operating and financial performance and are not comparable to any prior period presentation. The adoption of fresh start accounting did not have any impact on cash flows from operations.

Note: These schedules are preliminary and subject to change pending the Company's filing of its Form 10-Q

21

22 Endnotes (cont’d)Note: These schedules are preliminary and subject to change pending the Company's filing of its Form 10-Q2)Accordingly, management has provided a non-GAAP presentation of “Combined Adjusted" results on Schedule 3, which (1) combines GAAP results of the Successor Company for the two months ended March 31, 2010 and GAAP results of the Predecessor Company forthe one month ended January 31, 2010 and (2) adjusts these combined amounts to (i) eliminate the fresh start accounting impact onrevenue and certain expenses noted above and (ii) exclude the impact of cost-uplift recorded under fresh start accounting of $1.8 million during the two months ended March 31, 2010. Deferred directory costs, such as print, paper, distribution and commissions, relate to directories that have not yet been published and have been recorded at fair value, determined as (a) the estimated billable value of the published directory less (b) the expected costs to complete the directory, plus (c) a normal profit margin. This incremental fresh start accounting adjustment to step up the recorded value of the deferred directory costs to fair value is hereby referred to as “cost-uplift,” which will be amortized over the terms of the applicable directories, not to exceed twelve months.Management believes that the non-GAAP presentation of Combined Adjusted results will help financial statement users better understand the material impact fresh start accounting has on the Company’s results of operations for the two months ended March 31, 2010and also offers a non-GAAP normalized comparison to GAAP results of the Predecessor Company for the three months ended March 31, 2009. The non-GAAP Combined Adjusted results are reconciled to the most comparable GAAP measures. While the non-GAAP Combined Adjusted results exclude the effects of fresh start accounting and certain other items, it must be noted that the non-GAAP Combined Adjusted results are not comparable to the Predecessor Company’s GAAP results for the three months ended March 31, 2009 and should not be treatedas such.3)EBITDA, Adjusted EBITDA and Combined Adjusted EBITDA are not measurements of operating performance computed in accordance with GAAP and should not be considered as a substitute for operating income (loss) prepared in conformity with GAAP. In addition, EBITDA may not be comparable to similarly titled measures of other companies. Adjusted EBITDA of the Successor Company for the two months ended March 31, 2010 is determined by adjusting EBITDA to (i) eliminate the fresh start accounting impact on revenue and certain expenses noted above (ii) exclude the impact of cost-uplift recorded under fresh start accounting and for (iii) stock-based compensation expense and long-term incentive program. Adjusted EBITDA of the Predecessor Company for the one month ended January 31, 2010 is determined by adjusting EBITDA for stock-based compensation expense and long-term incentive program. Adjusted EBITDA of the Predecessor Company for the three months ended March 31, 2009 is determined by adjusting EBITDA for items such as (i) stock-based compensation expense and long-term incentive program, (ii) restricted stock unit expense related to the Business.com Acquisition and (iii) restructuring costs. Combined adjusted EBITDA combines the adjusted EBITDA of the Successor Company for the two months ended March 31, 2010 and the Predecessor Company for the one month ended January 31, 2010.

23 Endnotes (cont’d)Note: These schedules are preliminary and subject to change pending the Company's filing of its Form 10-Q4)EBITDA and Adjusted EBITDA are not measurements of operating performance computed in accordance with GAAP and should not be considered as a substitute for net loss prepared in conformity with GAAP. In addition, EBITDA may not be comparable to similarlytitled measures of other companies. Adjusted EBITDA is determined by adjusting EBITDA for items such as (i) impairment charges, (ii)stock-based compensation and long-term incentive program, (iii) restructuring costs, and (iv) reorganization items, net.5)As a result of the Chapter 11 petitions and continued negative industry and economic trends, we recognized an intangible asset impairment charge of $7.3 billion during the fourth quarter of 2009, primarily representing the difference between the fair value and recorded value of our directory services agreements. 6)For the three months and year ended December 31, 2009, the Company recorded reorganization items as a separate line item on the condensed consolidated statement of operations.Reorganization items represent charges that are directly associated with the process of reorganizing the business under Chapter 11 of the bankruptcy code and include certain expenses such as professional fees, thewrite-off of unamortized deferred financing costs, net premiums / discounts and fair value adjustments due to purchase accounting associated with long-term debt classified as liabilities subject to compromise. Additionally, liabilities are segregated between liabilities notsubject to compromise and liabilities subject to compromise on the condensed consolidated balance sheet. The Company's senior notes, seniordiscount notes and senior subordinated notes have been classified as liabilities subject to compromise at December 31, 2009 and the Company's credit facilities have been excluded from liabilities subject to compromise at December 31, 2009.